NOTE GUARANTY INSURANCE POLICY

OBLIGATIONS:       $127,400,000                           POLICY NUMBER: 23471
                   The Money Store Auto Trust 1997-1
                   Class A-1 and Class A-2
                   Asset Backed Notes


     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Note Policy"), hereby unconditionally and irrevocably guarantees to any Noteholder that an amount equal to each full and complete Note Insured Payment will be received from the Insurer by The Chase Manhattan Bank, or its successor, as Indenture Trustee for the Noteholders (the "Indenture Trustee"), on behalf of the Noteholders, for distribution by the Indenture Trustee to each Noteholder of each Noteholder's proportionate share of the Note Insured Payment. The Insurer's obligations hereunder with respect to a particular Note Insured Payment shall be discharged to the extent funds equal to the applicable Note Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Note Insured Payments shall be made only at the time set forth in this Note Policy and no accelerated Note Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, this Note Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Note Insured Payment that is a Note Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Noteholder relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Noteholder in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholder and not to any Noteholder directly unless such Noteholder has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Noteholder.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related Note Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below), provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

     Note Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Noteholders by wire transfer of immediately available funds in the amount of the
Note Insured Payment less, in respect of Note Insured Payments related to Note Preference Amounts, any amount held by the Indenture Trustee for the payment of such Note Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Noteholders for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Note Policy.

     Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Noteholder to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Sale and Servicing Agreement dated as of February 28, 1997 among The Money Store Auto Trust 1997-1, as Issuer, TMS Auto Holdings, Inc., as Seller, The Money Store Auto Finance Inc., as Servicer and The Money Store Inc.. as Representative, without regard to any amendment or supplement thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to close.

     "Note Deficiency Amount" means (i) for any Distribution Date, (a) the excess, if any, of the Noteholders' Interest Distributable Amount over the Distribution Amount remaining after payment of amounts pursuant to Section 5.6(b)(i) and (ii) of the Agreement and (b) the excess, if any, of the Noteholders' Principal Distributable Amount over the Distribution Amount remaining after payment of amounts pursuant to Section 5.6(b)(i)-(iii) of the Agreement and (ii) for any Distribution Date prior to the Parity Date, the Accelerated Principal Distributable Amount.

     "Noteholder" means each holder of a Note who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

     "Note Insured Payment" means (i) as of any Distribution Date any Note Deficiency Amount and (ii) any Note Preference Amount.

     "Note Preference Amount" means any amount previously distributed to a Noteholder on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Note Insured Payment which shall be due and owing on the applicable Distribution Date.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Note Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

     This Note Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by this Note Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Note Policy is not cancelable for any reason. The premium on this Note Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Note Policy to be executed and attested this 25th day of March, 1997.

                                    MBIA INSURANCE CORPORATION


                                    By_________________________
                                      President


                                    Attest:


                                    By_________________________
                                      Assistant Secretary

                                    EXHIBIT A

                           TO NOTE GUARANTY INSURANCE
                              POLICY NUMBER: 23471

                           NOTICE UNDER NOTE GUARANTY
                         INSURANCE POLICY NUMBER: 23471


State Street Bank and Trust Company, N.A., as Fiscal Agent for MBIA Insurance Corporation
15th Floor
61 Broadway New York, NY 10006
Attention: Municipal Registrar and
Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504


     The undersigned, a duly authorized officer of The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy Number: 23471 (the "Note Policy") issued by the Insurer in respect of the $127,400,000 The Money Store Auto Trust 1997-1, Class A-1 and Class A-2 Asset Backed Notes (the "Obligations"), that:

                    (i) the Indenture Trustee is the indenture trustee under the Indenture dated as of February 28, 1997 among the Trust and the Indenture Trustee, without regard to any amendment or supplement thereto;

                    (ii) the amount due under clause (a) of the definition of Note Deficiency Amount for the Distribution Date occurring on [ ] (the "Applicable Distribution Date") is $[ ];

                    (iii) the amount due under clause (b) of the definition of Note Deficiency Amount for the Applicable Distribution Date is $[ ];

                    (iv) the sum of the amounts listed in paragraphs (ii) and
          (iii) above is $[ ] (the "Note Deficiency Amount");

                    (v) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $[ ] (the "Note Preference Amount");

                    (vi) the total Note Insured Payment due is $[ ], which amount equals the sum of the Note Deficiency Amount and the Note Preference Amount;

                    (vii) the Indenture Trustee is making a claim under and pursuant to the terms of the Note Policy for the dollar amount of the
          Note Insured Payment set forth in (iv) above to be applied to the payment of the Note Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the
          Note Insured Payment set forth in (v) above to be applied to the payment of any Note Preference Amount; and

                    (viii) the Indenture Trustee directs that payment of the
          Note Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Note Policy: [TRUSTEE'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Note Policy.

     Any Person Who Knowingly And With Intent To Defraud Any Insurance Company or Other Person Files An Application For Insurance or Statement of Claim Containing Any Materially False Information, or Conceals For The Purpose of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice under the Note Policy as of the [ ] day of [ ].

                                            THE CHASE MANHATTAN BANK,
                                            as Indenture Trustee


                                            By_________________________
                                            Title______________________

                             STATEMENT OF INSURANCE


OBLIGATIONS:                        $127,400.000
                                    The Money Store Auto Trust 1997-1
                                    Class A-1 and Class A-2
                                    Asset Backed Notes


     MBIA Insurance Corporation (the "Insurer") has issued a Note Guaranty Insurance Policy (the "Note Policy") relating to the Obligations containing the following provisions, the Note Policy being on file at the Corporate Trust Office of the Indenture Trustee.

     The Insurer, in consideration of the payment of the premium, and subject to the terms of the Note Policy, thereby unconditionally and irrevocably guarantees to any Noteholder that an amount equal to each full and complete Note Insured Payment will be received by The Chase Manhattan Bank, or its successor, as Indenture Trustee for the Noteholders (the "Indenture Trustee"), on behalf of the Noteholders from the Insurer, for distribution by the Indenture Trustee to each Noteholder of each Noteholder's proportionate share of the Note Insured Payment. The Insurer's obligations under the Note Policy with respect to a particular Note Insured Payment shall be discharged to the extent funds equal to the applicable Note Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Note Insured Payments shall be made only at the time set forth in the Note Policy, and no accelerated Note Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, the Note Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Note Insured Payment that is a Note Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Noteholder relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Noteholder in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholder and not to any Noteholder directly unless such Noteholder has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Noteholder.

     The Insurer will pay any other amount payable under the Note Policy no later than 12:00 noon, New York City time, on the later of the Distribution Date on which th e related Note Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Note Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

     Note Insured Payments due under the Note Policy, unless otherwise stated therein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Noteholders by wire transfer of immediately available funds in the amount of the Note Insured Payment less, in respect of Note Insured Payments related to Note Preference Amounts, any amount held by the Indenture Trustee for the payment of such Note Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Noteholders for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Note Policy.

     Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Noteholder to receive payments under the Obligations to the extent of any payment by the Insurer under the Note Policy.

     As used in the Note Policy, the following terms shall have the following meanings:

     "Agreement" means the Sale and Servicing Agreement dated as of February 28, 1997 among The Money Store Auto Trust 1997-1. as Issuer, TMS Auto Holdings, Inc., as Seller, The Money Store Auto Finance Inc., as Servicer and The Money Store Inc., as Representative, without regard to any amendment or supplement thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to close.

     "Note Deficiency Amount" means (i) for any Distribution Date, (a) the excess, if any, of Noteholders' Interest Distributable Amount over the Distribution Amount remaining after payment of amounts pursuant to Section 5.6(b)(i) and (ii) of the Agreement and (b) the excess, if any, of the Noteholders' Principal Distributable Amount over the Distribution Amount remaining after payment of amounts pursuant to Section 5.6(b)(i)-(iii) of the Agreement and (ii) for any Distribution Date prior to the Parity Date, the Accelerated Principal Distributable Amount.

     "Noteholder" means each holder of a Note who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

     "Note Insured Payment" means (i) as of any Distribution Date, any Note Deficiency Amount and (ii) any Note Preference Amount.

     "Note Preference Amount" means any amount previously distributed to a Noteholder on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Note Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Note Insured Payment which shall be due and owing on the applicable Distribution Date.

     Capitalized terms used in the Note Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Note Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice under the Note Policy or service of process on the Fiscal Agent of the Insurer may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Indenture Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

     The Note Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by the Note Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 70 of the New York Insurance Law.

     The Note Policy is not cancelable for any reason. The premium on the Note Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

                                                     MBIA INSURANCE CORPORATION

     IN WITNESS WHEREOF, the Insurer has caused this Note Policy to be executed and attested this 25th day of March, 1997.

                         MBIA INSURANCE CORPORATION

                         By________________________
                           President

                         Attest:

                         By________________________
                           Assistant Secretary

                                   EXHIBIT A

                           TO NOTE GUARANTY INSURANCE
                              POLICY NUMBER:23471

                           NOTICE UNDER NOTE GUARANTY
                         INSURANCE POLICY NUMBER:23471



State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
15th Floor
61 Broadway New York, NY 10006
Attention: Municipal Registrar and
Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

     The undersigned, a duly authorized officer of The Chase Manhattan Bank, as indenture trust (the "Indenture Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy Number: 23471 (the "Note Policy") issued by the Insurer in respect of the $127,400,000 The Money Store Auto Trust 1997-1, Class A-1 and Class A-2 Asset Backed Notes (the "Obligations"), that:

          (i) the Indenture Trustee is the indenture trustee under the Indenture dated as of February 28, 1997 among the Trust and the Indenture Trustee, without regard to any amendment or supplement thereto;

          (ii)  the amount due under clause (a) of the definition of Note
     Deficiency Amount for the Distribution Date occurring on [     ] (the
     "Applicable Distribution Date") is $[       ];

          (iii)  the amount due under clause (b) of the definition of Note
     Deficiency Amount for the Applicable Distribution date is $[      ];

          (iv)  the sum of the amounts listed in paragraphs (ii) and (iii) above
     is $[   ] (the "Note Deficiency Amount");

          (v) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction
     is $[     ] (the "Note Preference Amount");

          (vi)  the total Note Insured Payment due is $[       ], which amount
     equals the sum of the Note Deficiency Amount and the Note Preference
     Amount;

          (vii) the Indenture Trustee is making a claim under and pursuant to the terms of the Note Policy for the dollar amount of the Note Insured Payment set forth in (iv) above to be applied to the payment of the Note Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Note Insured Payment set forth in (v) above to be applied to the payment of any Note Preference Amount; and

          (viii) the Indenture Trustee directs that payment of the Note Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Note Policy: {TRUSTEE'S ACCOUNT NUMBER].

    Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Note Policy.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

     IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this
Notice under the Note Policy as of the [  ] day of [     ].

                         THE CHASE MANHATTAN BANK,
                         as Indenture Trustee

                         By________________________
                         Title_____________________

                             STATEMENT OF INSURANCE

OBLIGATIONS:        $127,400,000
                    The Money Store Auto trust 1997-1
                    Class A-1 and Class A-2
                    Asset Backed Notes

     MBIA Insurance Corporation (the "Insurer") has issued a Note Guaranty Insurance POLICY (THE "Note Policy") relating to the OBligations containing the following provisions, the Note Policy being on file at the Corporate Trust Office of the Indenture Trustee.

     The Insurer, in consideration of the payment of the premium, and subject to the terms of the Note Policy, thereby unconditionally and irrevocable guarantees to any Noteholder that an amount equal to each full and complete Note Insured Payment will be received by The Chase Manhattan Bank, or its successor, as Indenture Trustee for the Noteholders (the "Indenture Trustee"), on behalf of the Noteholders from the Insurer for distribution by the Indenture Trustee to each Noteholder of each Noteholder's proportionate share of the Note Insured Payment. The Insurer's obligations under the Note Policy with respect to a particular Note Insured Payment shall be discharged to the extent funds equal to the applicable Note Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Note Insured Payments shall be made only at the time set forth in the Note Policy, and no accelerated Note Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Nothwithstanding the foregoing paragraph, the Note Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Note Insured Payment that is a Note Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocable assigning to the Insurer all rights and claims of the Noteholder relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Noteholder in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholder and not to any Noteholder directly unless such Noteholder has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Noteholder.

     The Insurer will pay any other amount payable under the Note Policy no later than 12:00 noon, New York city time, on the later of the Distribution Date on which the related Note Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Note Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture trustee may submit an amended Notice.

     Note Insured Payments due under the Note Policy, unless otherwise stated therein, will be disbursed by the fiscal Agent to the Indenture Trustee on behalf of the Noteholders by wire transfer of immediately available funds in the amount of the Note Insured Payment less, in respect of Note Insured Payments related to Note Preference Amounts, any amount held by the Indenture Trustee for the payment of such Note Insured Payment and legally available therefor.


     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Noteholder for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Note Policy.

     Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Noteholder to receive payments under the Obligations to the extent of any payment by the Insurer under the Note Policy.

     As used in the Note Policy, the following terms shall have the following meanings:

     "Agreement" means the Sale and Servicing Agreement dated as of February 28, 1997 among The Money Store Auto Trust 1997-1. as Issuer, TMS Auto Holdings, Inc., as Seller, The Money Store Auto Finance Inc., as Servicer and The Money Store Inc., and The Money Store Inc., as Representative, without regard to any amendment or supplement thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or Banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to close.

     "Note Deficiency Amount" means (i) for any Distribution Date, (a) the excess, if any, of Noteholders' Interest Distributable Amount over the Distribution Amount remaining after payment of amounts pursuant to Section 5.6(b)(i) and (ii) of the Agreement and 9b0 the excess, if any, of the Noteholders' Principal Distributable Amount over the Distribution Amount remaining after payment of amounts pursuant to Section 5.6(b)9i0-(iii) of the Agreement and (ii) for any Distribution Date prior to the Parity Date, the Accelerated Principal Distributable Amount.

     "Noteholder" means each holder of a Note who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

     "Note Insured Payment" means (i) as of any Distribution Date, any Note Deficiency Amount and (ii) any Note Preference Amount.

     "Note Preference Amount" means any amount previously distributed to a Noteholder on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Note Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Note Insured Payment which shall be due and owing on the applicable Distribution Date.

     Capitalized terms used in the Note Policy and not otherwise defined therein shall have the respective meaning set forth in the Agreement as of the date of execution of the Note Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice under the Note Policy or service of process on the Fiscal Agent of the Insurer may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Indenture Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

     The Note Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by the Note Policy is not covered by the Property/ Casualty Insurance Security Fund specified in Article 70 of the New York Insurance Law.

     The Note Policy is not cancelable for any reason. The premium on the Note Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

                              MBIA INSURANCE CORPORATION